SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2004
                                                  February 1, 2004


                           Structured Products Corp.
                           -------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                             001-13668           13-3692801
--------                              ---------           ----------
(State or other jurisdiction of      (Commission File    (IRS Employer
 incorporation or organization)       Number)             Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The issuer of the underlying securities, or guarantor thereof, or successor, thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's  Report  with  respect  to the  January  31,  2004
                    Distribution   Date  for  the  CorTS  Trust  for  SunAmerica
                    Debentures

               2. Trustee's Report with respect to the February 1, 2004 Distribution Date for the CorTS Trust for Xerox Capital Trust I

               3. Trustee's Report with respect to the February 1, 2004 Distribution Date for the CorTS Trust for Southern Company Capital Trust I

               4.   Trustee's  Report  with  respect  to the  February  1,  2004
                    Distribution   Date  for  the  CorTS   Trust  for   Chrysler
                    Debentures

               5. Trustee's Report with respect to the February 1, 2004 Distribution Date for the CorTS Trust for Sherwin-Williams Debentures

               6.   Trustee's  Report  with  respect  to the  February  1,  2004
                    Distribution Date for the CorTS Trust II for Chrysler Debentures

               7.   Trustee's  Report  with  respect  to the  February  1,  2004
                    Distribution    Date   for   the   CorTS    Trust   II   for
                    Sherwin-Williams Debentures

               8. Trustee's Report with respect to the February 1, 2004 Distribution Date for the CorTS Trust for Bristol-Myers Squibb Debentures

               9. Trustee's Report with respect to the February 1, 2004 Distribution Date for the CorTS Trust for Great Western Financial Trust II

               10.  Trustee's  Report  with  respect  to the  February  1,  2004
                    Distribution   Date   for  the   TIERS   Principal-Protected
                    Certificates Trust Series PXT 2000-11

               11.  Trustee's  Report  with  respect  to the  February  1,  2004
                    Distribution  Date  for  the  TIERS  Corporate   Bond-Backed
                    Certificates C 1998-6

               12.  Trustee's  Report  with  respect  to the  February  1,  2004
                    Distribution    Date   for   the   CorTS   Trust   III   for
                    Sherwin-Williams Debentures

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               By:  /s/   John W. Dickey
                                                 -------------------------------
                                                 Name:  John W. Dickey
                                                 Title: Authorized Signatory








February 1, 2004

EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

  1    Trustee's  Report  with  respect  to the  January  31,  2004           6
       Distribution   Date  for  the  CorTS  Trust  for  SunAmerica
       Debentures

  2    Trustee's  Report  with  respect  to the  February  1,  2004           7
       Distribution  Date for the CorTS  Trust  for  Xerox  Capital
       Trust I

  3    Trustee's  Report  with  respect  to the  February  1,  2004           8
       Distribution  Date for the CorTS Trust for Southern  Company
       Capital Trust I

  4    Trustee's  Report  with  respect  to the  February  1,  2004           9
       Distribution   Date  for  the  CorTS   Trust  for   Chrysler
       Debentures

  5    Trustee's  Report  with  respect  to the  February  1,  2004          10
       Distribution  Date for the CorTS Trust for  Sherwin-Williams
       Debentures

  6    Trustee's  Report  with  respect  to the  February  1,  2004          11
       Distribution  Date  for  the  CorTS  Trust  II for  Chrysler
       Debentures

  7    Trustee's  Report  with  respect  to the  February  1,  2004          12
       Distribution    Date   for   the   CorTS    Trust   II   for
       Sherwin-Williams Debentures

  8    Trustee's  Report  with  respect  to the  February  1,  2004          13
       Distribution  Date for the  CorTS  Trust  for  Bristol-Myers
       Squibb Debentures

  9    Trustee's  Report  with  respect  to the  February  1,  2004          14
       Distribution  Date for the CorTS  Trust  for  Great  Western
       Financial Trust II

  10   Trustee's  Report  with  respect  to the  February  1,  2004          15
       Distribution   Date   for  the   TIERS   Principal-Protected
       Certificates Trust Series PXT 2000-11

  11   Trustee's  Report  with  respect  to the  February  1,  2004          16
       Distribution  Date  for  the  TIERS  Corporate   Bond-Backed
       Certificates C 1998-6

  12   Trustee's  Report  with  respect  to the  February  1,  2004          17
       Distribution    Date   for   the   CorTS   Trust   III   for
       Sherwin-Williams Debentures

                                   Exhibit 1

To the Holders of:
CorTS Trust for SunAmerica Debentures
6.70% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22082A201               Class:    A
*CUSIP:  22082AAA0               Class:    B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for SunAmerica Debentures, hereby gives notice with respect to the Distribution Date of January 31, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class         Principal          Interest            Total Distribution
     A             $  0.000000        $  0.837500         $  0.837500
     B             $  0.000000        $  2.841550         $  2.841550

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $95,682,000 aggregate principal amount of SunAmerica Inc. (currently known as American International Group Inc., pursuant to a merger on January 1,
     1999) 5.60% Debentures due July 31, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,874,285 Class A Certificates representing $71,857,125 aggregate Certificate Principal Balance and $95,682,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                    Exhibit 2

To the Holders of:
CorTS Trust for Xerox Capital Trust I
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  220804207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Xerox Capital Trust I, hereby gives notice with respect to the Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal              Interest               Total Distribution
     $  0.000000            $  1.000000            $  1.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $27,000,000 aggregate principal amount of Xerox Capital Trust I 8% Series B Capital Securities due February 1, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,080,000 Certificates representing $27,000,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 3

To the Holders of:
CorTS Trust for Southern Company Capital Trust I
 Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22080N205

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Southern Company Capital Trust I, hereby gives notice with respect to the Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal              Interest             Total Distribution
     $  0.000000            $  1.023750          $  1.023750

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $29,000,000 aggregate principal amount of Southern Company Capital Trust I 8.19% Exchange Capital Securities due February 1, 2037 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,160,000 Certificates representing $29,000,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 4

To the Holders of:
CorTS Trust for Chrysler Debentures
Daimler Chrysler 8.0% Corporate-Backed Trust Securities (CorTS) Certificates *CUSIP: 22081E204

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Chrysler Debentures, hereby gives notice with respect to the Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal              Interest               Total Distribution
     $  0.000000            $  1.000000            $  1.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. 69,680,000 aggregate principal amount of Daimler Chrysler Corporation, f/k/a Chrysler Corporation, 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,595,580 Certificates representing $64,889,500 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 5

To the Holders of:
CorTS Trust for Sherwin-Williams Debentures
7.5% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081H207

U.S.  Bank  Trust  National  Association,  as  Trustee  for the CorTS  Trust for
Sherwin-Williams   Debentures,   hereby   gives   notice  with  respect  to  the
Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal              Interest              Total Distribution
     $  0.000000            $  0.937500           $  0.937500

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $25,600,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,017,173 Certificates representing $25,429,325 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 6

To the Holders of:
CorTS Trust II for Chrysler Debentures
Daimler Chrysler 7.875% Corporate-Backed Trust Securities (CorTS) Certificates *CUSIP: 22081L208

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Chrysler Debentures, hereby gives notice with respect to the Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal              Interest               Total Distribution
     $  0.000000            $  0.984375            $  0.984375

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $75,000,000 aggregate principal amount of DaimlerChrysler Corporation, f/k/a Chrysler Corporation, 7.4% Debentures due August 1, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,819,047 Certificates representing $70,476,175 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 7

To the Holders of:
CorTS Trust II for Sherwin-Williams Debentures
7.625% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22081U208

U.S.  Bank Trust  National  Association,  as Trustee  for the CorTS Trust II for
Sherwin-Williams   Debentures,   hereby   gives   notice  with  respect  to  the
Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal              Interest              Total Distribution
     $  0.000000            $  0.953125           $  0.953125

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $26,000,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,016,131 Certificates representing $25,403,275 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                    Exhibit 8

To the Holders of:
CorTS Trust for Bristol-Myers Squibb Debentures
6.80% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22082B209               Class:  A
*CUSIP:  22082BAA8               Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Bristol-Myers Squibb Debentures, hereby gives notice with respect to the Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class            Principal          Interest           Total Distribution
     A                $  0.000000        $  0.850000        $  0.850000
     B                $  0.000000        $  0.375000        $  0.375000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $54,500,000 aggregate principal amount of Bristol-Myers Squibb Company 6.875% Debentures due August 1, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,180,000 Class A Certificates representing $54,500,000 aggregate Certificate Principal Balance and $54,500,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                    Exhibit 9

To the Holders of:
CorTS  Trust for Great  Western  Financial  Trust II
Washington Mutual 7.625% Corporate-Backed Trust Securities (CorTS) Class A Certificates

*CUSIP:  22080P200               Class:  A
*CUSIP:  22081TAA0               Class:  B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Great Western Financial Trust II, hereby gives notice with respect to the Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class           Principal          Interest           Total Distribution
     A               $  0.000000        $  0.953125        $  0.953125
     B               $  0.000000        $  2.905000        $  2.905000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $26,200,000 aggregate principal amount of Great Western Financial Trust II 8.206% Capital Securities, Series A due February 1, 2027 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,048,000 Class A Certificates representing $26,200,000 aggregate Certificate Principal Balance and $26,200,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                   Exhibit 10

To the Holders of:
TIERS   Principal-Protected   Certificates  Trust  Series  PXT  2000-11
*CUSIP:  886525AA2

U.S. Bank Trust National Association, as Trustee for the TIERS Principal-Protected Certificates Trust Series PXT 2000-11, hereby gives notice with respect to the Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000, is as set forth below:

     Principal             Interest                 Total Distribution
     $  0.000000           $  44.250000             $  44.250000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $25,000,000 aggregate principal amount of PXRE Capital Trust I 8.85% Capital Trust Pass-Through Securities (the "Term Assets") and $25,000,000 (maturity amount) U.S. Treasury STRIPS due February 15, 2027 are held for the above trust.

5. At the close of business on the Distribution Date, $25,000,000 aggregate principal amount of TIERS Principal-Protected Certificates, Series PXT 2000-11 were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

                                   Exhibit 11

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series C 1998-6
*CUSIP:  871928BL0               Class:  ZTF Class
*CUSIP:  871928BM8               Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust, Series C 1998-6 hereby gives notice with respect to the Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of ZTF Class Certificates and per $1,000 principal amount of Amortizing Class Certificates, is as set forth below:

     Class                Principal         Interest         Total Distribution
     ZTF Class            $  0.000000       $  0.000000      $  0.000000
     Amortizing Class     $ 16.934265      $ 27.914220       $  44.848485

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $50,000,000 aggregate principal amount of Chrysler Corporation 7.40% Debentures due August 1, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, $50,000,000 principal amount of ZTF Class Certificates and $34,194,236.25 principal amount of Amortizing Class Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

                                   Exhibit 12

To the Holders of:
CorTS Trust III for Sherwin-Williams Debentures
7.25% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:  22081Y200               Class:  A
*CUSIP:  22081YAA9               Class:  B

U.S.  Bank Trust  National  Association,  as Trustee for the CorTS Trust III for
Sherwin-Williams   Debentures,   hereby   gives   notice  with  respect  to  the
Distribution Date of February 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

     Class           Principal           Interest          Total Distribution
     A               $  0.000000         $  0.906250       $  0.906250
     B               $  0.000000         $  1.000000       $  1.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $74,900,000 aggregate principal amount of The Sherwin-Williams Company 7.45% Debentures due February 1, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 2,996,000 Class A Certificates representing $74,900,000 aggregate Certificate Principal Balance and $74,900,000 aggregate Notional Amount of Class B Certificates were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.


U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.